                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

/X/ Preliminary proxy statement             / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

/ / Definitive proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           KEMPER TARGET EQUITY FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                           KEMPER TARGET EQUITY FUND
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5) Total fee paid:

- --------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

- --------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3) Filing party:

- --------------------------------------------------------------------------------

(4) Date filed:

- --------------------------------------------------------------------------------

PRELIMINARY COPY --

IMPORTANT NEWS
FOR KEMPER TARGET EQUITY FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?
A. Kemper Corporation -- NOT YOUR FUND -- has agreed to be acquired by an investor group led by Zurich Insurance Company through a merger. Zurich is an internationally recognized market leader in life and nonlife insurance, financial services and reinsurance.
     As part of the merger, your fund's investment manager, Kemper
     Financial Services, Inc. (KFS), will be sold to a subsidiary of Zurich. In order for KFS to serve as investment manager of your fund after the merger, it is necessary for your fund to approve a new investment management agreement.
     The following pages elaborate on Zurich, the proposed new investment management agreement and the fund board's evaluation of Zurich's plans for KFS. A vote is also being sought on the election of trustees to the Board of Trustees and the selection of independent auditors.
Q.   WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT
     MANAGEMENT AGREEMENT?
A. The Investment Company Act of 1940 requires a vote whenever there is a change in control of an investment manager. Kemper
     Corporation's merger with Zurich is such a change of control and requires fund shareholder approval of a new investment management agreement with your fund.
Q.   WHAT HAPPENED WITH KEMPER CORPORATION'S INTENTION LAST YEAR TO
     MERGE WITH CONSECO, INC.?
A. The agreement was terminated by mutual consent of Kemper and Conseco.
Q.   HOW WILL THE KEMPER/ZURICH MERGER AFFECT ME AS A FUND
     SHAREHOLDER?
A. Your fund and your fund investment will not change. You will still own the same shares in the same fund.
     The terms of the new management agreement are the same as the current management agreement. If the new investment management agreement is approved, your fund shares will not change and the advisory fees charged to your fund will not change.
     Zurich has committed to provide all resources necessary to provide your fund with top quality investment management and shareholder services.
Q.   WILL THE INVESTMENT ADVISORY FEES BE THE SAME?
A. Yes, the investment advisory fees paid by your fund will remain the same.
Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?
A. After careful consideration, the board members of your fund, including the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q.   WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY
     SOLICITATION?
A.   Kemper Corporation and Zurich Insurance Company -- not your fund
     -- are paying all costs of the fund's shareholder meeting and proxy solicitation.
Q.   WHOM DO I CALL FOR MORE INFORMATION?
A.   Please call Kemper Shareholder Services at 1-800-621-1048.

                              ABOUT THE PROXY CARD

                                                                            For              Withhold        For All
1.   To elect the following as trustees:                                    All                All           Except
                                                                            / /                / /             / /

     01) James B. Akins, 02) Arthur R. Gottschalk, 03) Frederick T. Kelsey,
     04) David B. Mathis,  05) Fred B. Renwick, 06) Stephen B. Timbers,
     07) John B. Tingleoff, 08) John G. Weithers


     ---------------------------------------------------------------------------------------------------------
     To withhold authority to vote on any individual nominee(s), please print the number(s) on the line above.


2.   Ratify or reject the selection of                                      For              Against         Abstain
                                                                            / /                / /             / /
     Ernst & Young LLP as the Fund's independent auditors for
     the current fiscal year.

3.   Approve or disapprove a new investment management agreement            / /                / /             / /
     with Kemper Financial Services, Inc. or its successor on
     the same terms as the current agreement.

     Signature(s) (All registered owners of accounts shown to the left must sign.  If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
- ----------------------------------------------------------------------------------------
Signature                                                                Date

X
- ----------------------------------------------------------------------------------------
Signature                                                                Date



PLEASE VOTE TODAY!


Because each fund must vote separately, you are being sent a proxy card for each fund account that you have. Please vote all issues shown on each proxy card that you receive.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of Trustees), mark
- -- For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark -- For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

                THANK YOU FOR MAILING YOUR PROXY CARD PROMPTLY!

KEMPER TARGET EQUITY FUND
   KEMPER RETIREMENT FUND SERIES I
   KEMPER RETIREMENT FUND SERIES II
   KEMPER RETIREMENT FUND SERIES III
   KEMPER RETIREMENT FUND SERIES IV
   KEMPER RETIREMENT FUND SERIES V
   KEMPER RETIREMENT FUND SERIES VI
   KEMPER WORLDWIDE 2004 FUND

120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
TELEPHONE 1-800-621-1048

                                                                    July 7, 1995

Dear Kemper Target Equity Fund Shareholder:

  As you read in the Questions and Answers (Q & A) on page 1, Kemper Corporation has agreed to be acquired by an investor group led by Zurich Insurance Company through a merger. Zurich is an internationally recognized market leader in life and non-life insurance, financial services and reinsurance. (More information about Zurich can be found inside the proxy statement.)

  We're sending this proxy statement to you because your vote is important to the planned Kemper merger. Your fund's investment manager, Kemper Financial Services, Inc. (KFS), is a subsidiary of Kemper Corporation. Because of the Zurich/Kemper merger, it is necessary for your fund to approve a new investment management agreement.

  As you review these materials, please keep in mind that Kemper Corporation and KFS -- NOT YOUR FUND -- are being acquired by Zurich. If the new investment management agreement is approved, YOUR FUND SHARES WILL NOT CHANGE AND THE ADVISORY FEES CHARGED TO YOUR FUND WILL NOT CHANGE. Further, you should continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

Your Fund Board has approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

Sincerely,

Stephen B. Timbers
President

KEMPER TARGET EQUITY FUND
   KEMPER RETIREMENT FUND SERIES I
   KEMPER RETIREMENT FUND SERIES II
   KEMPER RETIREMENT FUND SERIES III
   KEMPER RETIREMENT FUND SERIES IV
   KEMPER RETIREMENT FUND SERIES V
   KEMPER RETIREMENT FUND SERIES VI
   KEMPER WORLDWIDE 2004 FUND
120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603
TELEPHONE 1-800-621-1048

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 19, 1995 AND PROXY STATEMENT
                                                                    July 7, 1995

To the Shareholders:

You are invited to attend a special meeting of shareholders of Kemper Target Equity Fund (the "Fund"). The meeting will be held in Room 17L on the 17th Floor at the offices of the Fund, 120 South LaSalle Street, Chicago, Illinois on Tuesday, September 19, 1995 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

     1. To elect eight (8) Trustees to the Board of Trustees.

     2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

     3. To approve or disapprove a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement.

The Board of Trustees of the Fund has selected the close of business on June 23, 1995 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

- --------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

- --------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Fund for voting at the special meeting of shareholders of the Fund to be held on Tuesday, September 19, 1995, and at any and all adjournments thereof (the "Meeting"). The Fund is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a Fund.) Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions. The series of the Fund are:
Kemper Retirement Fund Series I ("KRF-I"); Kemper Retirement Fund Series II ("KRF-II"); Kemper Retirement Fund Series III ("KRF-III"); Kemper Retirement Fund Series IV ("KRF-IV"); Kemper Retirement Fund Series V ("KRF-V"); Kemper Retirement Fund Series VI ("KRF-VI") and Kemper Worldwide 2004 Fund ("KWF4"). This proxy statement was first mailed to shareholders on or about July 7, 1995.

The shareholders of the Fund are being asked to vote on three items. On Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), the Fund will vote in aggregate and not by series. On Item 3 (approval of new investment management agreement), each series of the Fund will vote separately. The Board recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The Board has fixed the close of business on June 23, 1995 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. As of May 31, 1995, shares of the Fund were issued and outstanding as follows:

                         SERIES                    SHARES
          ------------------------------------   ----------
          KRF-I...............................    9,630,413
          KRF-II..............................   13,574,211
          KRF-III.............................   11,724,387
          KRF-IV..............................   15,374,773
          KRF-V...............................   14,384,586
          KRF-VI..............................      277,764
          KWF4................................    3,017,313

ITEM 1. ELECTION OF BOARD OF TRUSTEES

At the meeting, eight (8) trustees are to be elected to constitute the Board of the Fund. Currently, the Board consists of six trustees. Two additional trustee positions have been proposed in order to meet the requirements of Section 15(f) of the Investment Company Act of 1940 described below under Item 3. All of the nominees (except Messrs. Akins, Mathis and Renwick) were elected to the Board at
a special meeting of shareholders held on June   , 1994. Mr. Mathis was
appointed to the Board on March 2, 1995 to fill a vacancy and Messrs. Akins and Renwick have been nominated to fill vacancies created by increasing the size of the Board to eight (8) from six (6) trustees.

It is intended that the proxies will be voted for the election of the nominees described below. Each trustee so elected will serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"). Since the Fund does not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                                                             SHARES BENEFICIALLY
   NAME (DATE OF BIRTH), PRINCIPAL      YEAR FIRST BECAME        OWNED AS OF
     OCCUPATION AND AFFILIATIONS            A TRUSTEE           MAY 31, 1995
- -------------------------------------   -----------------    -------------------
James E. Akins (10/15/26)............     Nominee                         0
  Consultant on International,
     Political, and Economic Affairs.
Arthur R. Gottschalk (2/13/25).......       1989                          0
  Retired; formerly, President,
  Illinois Manufacturers Association;
  Trustee, Illinois Masonic Medical
  Center; Member, Board of Governors,
  Heartland Institute/Illinois;
  formerly, Illinois State Senator.
Frederick T. Kelsey (4/25/27)........       1989                          0
  Retired; formerly, consultant to
  Goldman, Sachs & Co.; formerly
  President, Treasurer and Trustee of
  Institutional Liquid Assets and its
  affiliated mutual funds, Trustee of
  the Benchmark Fund and the Pilot
  Fund.
David B. Mathis* (4/13/38)...........       1995                          0
  Chairman, Chief Executive Officer
  and Director, Kemper Corporation;
  Director, Kemper Financial
  Services, Inc. ("KFS"), Kemper
  Financial Companies, Inc. ("KFC"),
  several other Kemper Corporation
  subsidiaries and IMC Global Inc.

                                                             SHARES BENEFICIALLY
   NAME (DATE OF BIRTH), PRINCIPAL      YEAR FIRST BECAME        OWNED AS OF
     OCCUPATION AND AFFILIATIONS            A TRUSTEE           MAY 31, 1995
- -------------------------------------   -----------------    -------------------
Fred B. Renwick (2/1/30).............     Nominee                         0
  Professor of Finance, New York
  University, Stern School of
  Business; Director, TIFF Investment
  Program, Inc.; Director, The
  Wartberg Home Foundation; Chairman,
  Investment Committee of Morehouse
  College Board of Trustees;
  Director, American Bible Society
  Investment Committee; previously
  member of the Investment Committee
  of Atlanta University Board of
  Trustees; previously Director of
  Board of Pensions Evangelical
  Lutheran Church in America.
Stephen B. Timbers* (8/8/44).........       1992                          0
  President, Chief Operating
  Officer/and Director, Kemper
  Corporation; Chairman, Chief
  Executive Officer, Chief Investment
  Officer and Director, KFS;
  Director, KFC, several other Kemper
  Corporation subsidiaries, Gillett
  Holdings, Inc. and LTV Corporation
John B. Tingleff (5/4/35)............       1991                        512
  Retired; formerly, President,                                      shares
  Tingleff & Associates (management                                of KRF-V
  consulting firm), formerly, Senior
  Vice President, Continental
  Illinois National Bank & Trust
  Company
John G. Weithers (8/8/33)............       1993                          0
  Retired; formerly, Chairman of the
  Board and Chief Executive Officer,
  Chicago Stock Exchange; Director,
  Federal Life Insurance Company;
  President of the Members of the
  Corporation and Trustee, DePaul
  University

- ---------------
* Interested persons of the Fund as defined in the Investment Company Act of 1940 ("1940 Act") because of their positions with KFS, the investment manager of the Fund.

Messrs. Gottschalk, Kelsey, Tingleff and Weithers serve as board members of 10 Kemper Funds. Mr. Mathis serves as a board member of 28 Kemper Funds and Mr. Timbers serves as a board member and president of 31 Kemper Funds. Mr. Mathis has been nominated to serve as board member of 31 Kemper Funds. A "Kemper Fund" is an investment company for which KFS serves as investment manager. In addition, each nominee has been nominated to serve as a board member of the Dreman Mutual Group, Inc. (an investment company for which it is proposed that a subsidiary of KFS serves as investment manager.)

The Board has an audit and nominating committee that is composed of Messrs. Gottschalk, Kelsey, Tingleff and Weithers. The committee of the Fund met [twice] during the fiscal year ended June 30, 1995. The committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, seeks and reviews Board nominees and performs such other tasks as the Board assigns. The committee proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the Fund.

The Fund pays trustees who are not interested persons of the Fund an annual retainer fee, plus expenses, and an attendance fee for each Fund Board meeting and committee meeting attended. As reflected above, the trustees currently serve as trustees of various investment companies for which KFS serves as investment manager. Trustees or officers who are "interested persons" receive no compensation from such Fund. The Board met five times during the fiscal year ended June 30, 1995. Each then current Trustee attended 75% or more of the respective meetings of the Board and the audit and nominating committee (if a member thereof) held during the fiscal year ended June 30, 1995.

The table below shows, for each trustee entitled to receive compensation from the Fund, the aggregate compensation paid or accrued during the Fund's fiscal year ended June 30, 1995 and the total compensation that Kemper Funds paid to each trustee during the calendar year 1994.

                                                             TOTAL COMPENSATION
                                  AGGREGATE COMPENSATION     KEMPER FUNDS PAID
    NAME OF BOARD TRUSTEES              FROM FUND           TO BOARD TRUSTEES(2)
- -------------------------------   ----------------------    --------------------
Arthur R. Gottschalk(1)........
Frederick T. Kelsey(1).........
John B. Tingleff...............
John G. Weithers...............

- ---------------
(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Kemper Money Market Fund -- Money Market Portfolio.

(2) Includes compensation for service on the boards of ten Kemper Funds. Also includes amounts for new portfolios estimated as if they had existed at the beginning of the year.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth and terms as Fund officers indicated, is set forth below (other than information about Mr. Timbers, president of the Fund since 3/2/95, which is reflected above).

Tracy M. Chester (9/27/54), vice president of the Fund since 12/7/94, is senior vice president of KFS.

Philip J. Collora (11/15/45), vice president of the Fund since 2/1/90 and secretary of the Fund since 3/2/95, is senior vice president and assistant secretary of KFS.

C. Beth Cotner (4/20/52), vice president of the Fund since 3/2/95, is executive vice president and director of equity mutual fund portfolio management of KFS.

Jerome L. Duffy (6/29/36), treasurer of the Fund since 8/3/88, is senior vice president of KFS.

Dennis H. Ferro (6/20/45), vice president of the Fund since 9/8/94, is executive vice president and director of international equity investments of KFS.

John E. Peters (11/4/47), vice president of the Fund since 11/1/89, is senior executive vice president of KFS and president of Kemper Distributors, Inc. ("KDI").

Elizabeth C. Werth, (10/1/47), assistant secretary of the Fund since 7/26/90, is vice president and director of state registrations of KFS.

The officers of the Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDINGS. As of May 31, 1995, the trustees and officers of the Fund as a
group owned beneficially           shares of KRF-I,           shares of KRF-II,
          shares of KRF-III,           shares of KRF-IV,           shares of
KRF-V,           shares of KRF-VI and           shares of KWF4, which, in each
case, is less than 1% of the outstanding shares of each series and no person is known to the Fund to own beneficially more than five percent of the shares of any series of the Fund.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of the Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for the Fund since it was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Kemper Financial Services, Inc. ("KFS") is the investment adviser and manager for the Fund. The indirect parent of KFS, which is Kemper Corporation ("Kemper"), has entered into an Agreement and Plan of Merger dated as of May 15, 1995 (the "Merger Agreement"), with Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP"), Insurance Partners Offshore (Bermuda), L.P. ("IP Bermuda" and, together with IP, "Insurance Partners") and ZIP Acquisition Corp. ("ZIP"), whereby ZIP will be merged with and into Kemper and Kemper will continue as the surviving corporation (the "Kemper merger"). In connection with the Kemper merger, Kemper has agreed to sell KFS to KFS Acquisition Corp. ("New KFS"), a wholly-owned, indirect subsidiary of Zurich, by merging KFS into New KFS, and with New KFS continuing as the surviving corporation (the "KFS Sale"). Upon consummation of the KFS Sale, it is anticipated that New KFS will change its name to "Kemper Financial Services, Inc." The terms of the KFS Sale are set forth in a separate Agreement and Plan of Merger among Kemper, KFS, KFC and New KFS dated May 15, 1995 (the "KFS Merger Agreement"). It is currently contemplated that the KFS Sale will occur immediately before or immediately after the Kemper merger, although it is possible that KFS Sale could be deferred until a later date. (The Kemper merger and related KFS Sale are hereinafter referred to together as the "Merger").

Consummation of the Merger would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's current investment management agreement with KFS. As required by the 1940 Act, the current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new investment management agreement between the Fund and KFS or its successor ("management agreement") is being proposed for approval by shareholders of the Fund. A copy of the form of the new management agreement is attached hereto as Exhibit A. THE NEW MANAGEMENT AGREEMENT IS ON THE SAME TERMS AS THE CURRENT MANAGEMENT AGREEMENT.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on May 4, 1995, June 2, 1995 and June 20, 1995 to consider the Merger and its anticipated effects upon KFS and the investment management and other services provided to the Fund by KFS and its affiliates. On June 20, 1995, the Board, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

The current and new management agreement (sometimes collectively referred to as the "management agreement") each provides that the Fund's investment manager will act as investment adviser, manage the Fund's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. KFS from time to time, at its own expense, uses the services of Kemper Investment Management Company Limited ("KIMCO"), 1 Fleet Place, London EC4M 7RQ, a wholly owned subsidiary of KFS, with respect to foreign investments for the Fund, including analysis, research, execution and trading services. It is expected that the investment manager would continue to use KIMCO (or its successor) after consummation of the Merger.

For the services and facilities furnished, the Fund pays KFS an annual investment management fee for each series (except for KWF4) of .50 of 1% of average daily net assets of the series. For KWF4, the Fund pays KFS .60 of 1% of average daily net assets of the series. Exhibit B reflects the management fees paid by the Fund to KFS for the fiscal year ended June 30, 1994.

The management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee of the Fund's investment manager, but excluding taxes, interest, distribution fees (if any), extraordinary expenses, brokerage commissions or transaction costs and any other properly excludable expenses, exceed on an annual basis the most restrictive state expense limitation. The Fund believes that the most restrictive state expense limitation currently in effect would require that such operating expenses not exceed 2.5% of the first $30 million of average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million. Under such state expense limitation, custodian costs attributable to foreign securities that are in excess of similar domestic custodian costs are excluded from operating expenses. The investment management fee and the expense limitation are computed based on average daily net assets of each series of the Fund separately.

The management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the

Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

The management agreement may be terminated for the Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

The new management agreement will be dated as of the date of the consummation of the Kemper merger. The Kemper merger is expected to occur in the fourth quarter of 1995, but in no event later than February 28, 1996. The new management agreement will continue in effect for an initial term ending on the date that the current management agreement had previously been continued prior to the Kemper merger, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board, and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

KFS has acted as investment adviser and manager for each series since it commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the trustees and the shareholders of each series, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.

           COMMENCEMENT                       APPROVAL OF CURRENT        CURRENT
                OF            DATE OF             AGREEMENT BY          AGREEMENT
            INVESTMENT        CURRENT       ------------------------   CONTINUED BY
 SERIES     OPERATIONS       AGREEMENT      TRUSTEES   SHAREHOLDERS*    TRUSTEE TO
- ---------  ------------   ---------------   --------   -------------   ------------
KRF-I....    02/05/90         06/14/94      03/02/95      06/14/94       04/01/96
KRF-II...    09/11/90         06/14/94      03/02/95      06/14/94       04/01/96
KRF-III...   03/10/92         06/14/94      03/02/95      06/14/94       04/01/96
KRF-IV...    01/15/93         06/14/94      03/02/95      06/14/94       04/01/96
KRF-V....    11/15/93         06/14/94      03/02/95      06/14/94       04/01/96
KRF-VI...    05/01/95         06/14/94      03/02/95      06/14/94       04/01/96
KRF4.....    05/03/94         05/03/94      03/02/95      05/02/94       04/01/96

- ---------------
* The purpose of the last submission to shareholders was to approve an amendment to the current management agreement, except that for KRF-VI and KWF4 it was for approval by KFS as sole shareholder prior to public offering.

  On September 9, 1994, the Board approved a new investment management agreement with KFS in anticipation of the termination of the current agreement because of a proposed merger involving Kemper and Conseco, Inc. (the "Conseco/Kemper Merger"). As with the Merger, consummation of the Conseco/Kemper Merger would have constituted an "assignment" and, therefore, a termination of the management agreement. In anticipation of the Conseco/Kemper Merger and in order to assure that KFS could continue to serve as investment manager to the Fund, a new agreement was approved by the Board and submitted to shareholders for approval. By agreement of Kemper and Conseco, Inc., the Conseco/Kemper Merger did not
 occur, and, therefore, the new agreement was not voted upon by shareholders.

INFORMATION CONCERNING ZURICH AND THE MERGER.

The following information concerning Zurich and the Merger has been provided to the Fund by Zurich.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of the Zurich Insurance Group. Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, while having branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions. IP and IP Bermuda are parallel investment partnerships established to participate jointly in acquisitions, recapitalizations, demutualizations and other structured transactions in the insurance industry. (IP and IP Bermuda are together referred to as "Insurance Partners"). Insurance Partners was formed by Centre Reinsurance Holdings Limited (a subsidiary of Zurich), Keystone, Inc. (formerly the Robert M. Bass Group, Inc.) and The Chase Manhattan Corporation. IP is located at 201 Main Street, Fort Worth, TX 76102 and IP Bermuda is located at 41 Cedar Avenue, Hamilton HM-EX, Bermuda. ZIP is a newly-formed majority-owned subsidiary of Zurich. ZIP is approximately 80% owned by Zurich Holding Company of America, Inc. (which, in turn, is a wholly-owned subsidiary of Zurich) and 13.274% and 6.726% owned by IP and IP Bermuda, respectively. ZIP is located at 1400 American Lane, Schaumburg, IL 60196. New KFS is a newly-formed wholly-owned subsidiary of Zurich Holding Company of America, Inc. which in turn is a wholly-owned subsidiary of Zurich. Prior to consummation of the Merger, New KFS will be registered as an investment adviser under the Investment Advisers Act of 1940. New KFS, a Delaware corporation, and Zurich Holding Company of America, Inc., a Delaware corporation, are both located at 1400 American Lane, Schaumburg, IL 60196.

Under the Merger Agreement, ZIP will merge with and into Kemper, with Kemper as the surviving corporation. Each share of Kemper common stock will be converted in the Kemper merger into the right to receive $49.50 cash, for an aggregate acquisition price of approximately $2.1 billion. The closing of the Kemper merger will take place on the third business day after all the closing conditions are satisfied. It is expected that the Kemper merger will close in the fourth quarter of 1995. However, ZIP may elect to delay the closing of the Kemper merger to a later date (not later than January 4, 1996). It is currently contemplated that contemporaneously with the Kemper merger closing (either immediately before or immediately after) Kemper will sell KFS to Zurich by merging KFS with and into New KFS. It is possible, however, that the Kemper merger could be consummated, but that the KFS Sale could be deferred until a later date (not later than January 4, 1996). Immediately prior to the KFS Sale, KFS will cause those of its wholly-owned subsidiaries designated by Zurich to be merged with and into, direct or indirect, wholly-owned subsidiaries of New KFS. Upon consummation of the KFS Sale, it is anticipated that New KFS will change its name to "Kemper Financial Services, Inc." The consideration for the KFS Sale is $900 million although, at the election of Zurich, it may be increased to $1 billion.

It is further contemplated that prior to the Merger: (1) an employee stock ownership plan will acquire from KFC approximately 55% of the voting common stock of a new corporation ("Newco") formed to acquire Kemper's securities brokerage segment, principally Kemper Securities, Inc. ("KSI"); (2) non-voting common stock representing an approximately 1% equity interest in Newco will be distributed to the management of KSI; and (3) the balance of Newco's voting common stock will be distributed to the holders of Kemper common stock (the "KSI ESOP Sale").

It is further contemplated that prior to the Merger: (1) KFS will attempt to sell State Street Boston Corporation stock owned by KFS (estimated value of $97
million as of           , 1995) and that the net cash proceeds from such sale
will be transferred from KFS to Kemper (if, upon consummation of the Merger, KFS has not sold all such State Street Boston Corporation stock, KFS will transfer any remaining such stock to Kemper); (2) KFS will transfer $50 million in cash to Kemper; (3) KFS will transfer to Kemper the proceeds of its sale of Supervised Services Company (approximately $23 million); and (4) at the written request of ZIP, KFS or any of its subsidiaries will dividend or otherwise transfer cash to Kemper in such amounts as ZIP may reasonably request.

To confirm and clarify certain contractual relationships between Kemper and Lumbermens Mutual Casualty Company ("Lumbermens") prior to, as a result of and following the Merger, Lumbermens, Zurich, Insurance Partners, ZIP, Kemper and KFS entered into a letter agreement dated May 15, 1995 (the "Lumbermens Agreement"). The Lumbermens Agreement, among other things, (1) permits the continued use of the "Kemper" name by Kemper and New KFS and (2) obligates New KFS to reimburse Lumbermens for certain amounts that may be due to Lumbermens by Kemper, if Kemper has not paid such amounts. As of March 31, 1995, the total potential liability was $35.2 million.

The Lumbermens Agreement provides, to the extent permitted by law, that Lumbermens intends to continue to engage KFS (or its successor), or its subsidiaries, for at least three years to provide investment management services for not less than 80% of the investment assets of Lumbermens (excluding benefit plan assets held in trust) managed by KFS or its subsidiaries as of May 15, 1995. In connection therewith, the Lumbermens Agreement permits Lumbermens, and Lumbermens intends, contemporaneously with the KFS Sale to invest in New KFS an aggregate amount of up to $100 million or such lesser amount as is necessary to purchase (1) either 9.9% of the shares of common stock of New KFS or an amount of convertible preferred stock of New KFS that is convertible into

9.9% of the shares of New KFS and (2) pro rata with Zurich, all other equity and debt securities purchased from New KFS by Zurich. In the event of such investment, Lumbermens will receive representation on the Board of Directors of New KFS that is proportionate to Lumbermens' equity interest in New KFS; but in any event, at least one individual designated by Lumbermens will be elected to the Board of Directors of New KFS. It is currently contemplated that Lumbermens would designate Mr. David B. Mathis for election to the Board of Directors of New KFS (see "Other Information -- KFS"). The address of Lumbermens is: One Kemper Drive, Long Grove, Illinois 60049. If the percentage of Lumbermens' investment assets managed by New KFS drops below 50% of Lumbermens' investment assets (excluding benefit plan assets held in trust), then Zurich or New KFS may purchase Lumbermens investment in New KFS at fair market value. On the seventh anniversary of the closing of the KFS Sale, Lumbermens will have the right to demand that all its shares of New KFS be registered under the Securities Act of 1933.

Zurich has informed the Fund that as of May 31, 1995, no stockholder of Zurich, either individually or as a "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), is known to beneficially own more than 10% of the outstanding shares of Zurich's voting securities. KFS informed the Fund that, as of May 31, 1995, KFS shared power to vote and dispose
               of shares of Zurich (approximately      % of the shares
outstanding), which were held by various non-investment company clients of KFS.

The common stockholders of Kemper will be voting on the Kemper merger. The Merger is subject to various conditions such as governmental and insurance regulatory approvals and filings and consummation of the KSI ESOP Sale. Neither the Kemper merger nor the KFS Sale is subject to financing, although each may involve financing. Zurich has guaranteed the obligations of ZIP and Insurance Partners to consummate the Kemper merger and has guaranteed the obligations of New KFS to consummate the KFS Sale.

It is a condition to the closing of the Merger that all directors and officers of Kemper and its subsidiaries (including KFS), whose resignations have been requested by ZIP, not less than ten days prior to the closing, shall have resigned or been removed from office, effective as of the closing. No such resignations have been requested nor are currently contemplated for KFS and its subsidiaries.

The Merger Agreement also provides as a condition to the closing of the Merger that the shareholders of registered investment companies for which Kemper or any subsidiary acts as investment adviser or sub-adviser (the "KFS Advised Funds") representing at least 90% of the total net assets of the KFS Advised Funds as of April 30, 1995 shall have approved the new management agreements (the "90% condition"). At that date, net assets of the KFS Advised Funds totalled approximately $ billion. If, for example, a "majority" (as defined under "Miscellaneous") of the shares of each of enough KFS Advised Funds to total at least $ billion (90% of $ billion) were voted to approve new management agreements, then the 90% condition would be satisfied. If the shareholders of the Fund do not approve the new management agreement, Kemper, Zurich and Insurance Partners nevertheless intend to proceed with the Merger (assuming all conditions precedent have been satisfied or waived, including the 90% condition). In that event, the Board would take such action as it deemed to be in the best interests of the shareholders, including, if necessary, seeking exemptive relief from the SEC so that KFS (or its successor) could provide investment management services to the Fund on an interim basis. If the Merger is not consummated for any reason, then the current management agreement with the Fund will continue.

BOARD OF TRUSTEES EVALUATION

On April 10, 1995, the Board was informed that Kemper had entered into an agreement in principle with an investor group led by Zurich pursuant to which Kemper would be acquired by the investor group in a merger transaction and KFS would be sold. Thereafter, the Board was given Zurich financial reports and other information regarding Zurich. In addition, counsel to the Fund and the independent trustees prepared and distributed an analysis of the Board's fiduciary obligations. At a special meeting on May 4, 1995, the trustees discussed the initial information provided about Zurich and reviewed their fiduciary obligations. Zurich senior management personnel, who were present by invitation, presented a review of matters including Zurich's history, strategy and general plans. There was extended discussion of, and questioning about, Zurich's plans for KFS and the Fund, some of which were to be addressed in definitive merger documents (which had not yet been executed). The Board agreed at that time to hold another special meeting for further consideration of the Merger and its effect on the Fund. Prior to that meeting, and from time to time thereafter, the Board received a variety of materials concerning Zurich and the Merger. The definitive merger documents were signed on May 15, 1995 and the special Board meeting was held on June 2, 1995. There was further discussion of, and questioning about, the terms of the Merger and Zurich's plans for New KFS and the Fund, including the financial aspects of the Merger and proforma financial statements of New KFS. As a result of its investigation and consideration of the Merger and the new management agreement, at its meeting on June 20, 1995, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of financial and other aspects of the Merger to help evaluate the potential effects upon KFS and the Fund. Throughout the review process the independent trustees of the Board had the assistance of legal counsel.

The Board obtained from KFS and Zurich information regarding the respective organizations, the Merger, and the future plans of the parties. Included in the information furnished to and discussed with the Board were financial statements and other representations of financial condition of Zurich and certain of its subsidiaries, independent reports and analyses regarding Zurich and pro forma financial statements of New KFS giving effect to the Merger. The New KFS pro forma financial statements reflected anticipated borrowings by New KFS of $650 million, the sale of State Street Boston Corporation stock holdings and transfer of the proceeds thereof, the $50 million dividend to Kemper and the sale of Supervised Services Company and transfer of the proceeds thereof.

In connection with their deliberations, the Board obtained certain assurances from Zurich, including the following:

- - Zurich looks upon New KFS as a core business in a core strategic market and expects it to be an important part of Zurich's global asset management strategy. With that focus, Zurich will devote to New KFS and its affairs all attention and resources that are necessary to provide for the Fund top quality investment management, shareholder, administrative and product distribution services.

- - The Merger will not result in any change in the Fund's investment objectives or policies.

- - The Merger is not expected to result in any adverse change in the investment management or operations of the Fund, or the investment personnel managing the Fund; Zurich neither plans nor proposes at the present time to make any material change in the composition of senior management or personnel of KFS, except to fill certain open positions; and Zurich neither plans nor proposes at the present time to make any adverse change in the manner in which investment advisory services are rendered to the Fund.

- - Zurich is committed to the continuance, without interruption, of services of the type and quality currently provided by KFS and its subsidiaries, or superior thereto.

- - Zurich plans to maintain or enhance the KFS facilities and organization.

- - The KFS senior management and the Board will be involved in decisions materially affecting the KFS organization as it relates to the Fund.

- - In order to retain and attract key personnel, Zurich intends for New KFS to maintain overall compensation and performance incentive policies and practices at market levels or better.

Zurich, Kemper and KFS assured the Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser. The Board presently consists of six trustees, two of whom, Messrs. David B. Mathis and Stephen B. Timbers, are interested persons of KFS. Accordingly, although the current composition of the Board is not in compliance with this provision of Section 15(f), if Messrs. Akins and Renwick are elected (see Item 1
- -- Election of Board of Trustees), then the Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed

- ---------------

* After consummation of the Merger and subject to compliance with Section 15(f), it is expected that a senior executive of Zurich will be proposed to be nominated to the Board.

upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich, Kemper and KFS are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Zurich, Kemper and KFS have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger. Zurich and Kemper have undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Fund's shareholders as well as other fees and expenses in connection with the Merger, including the fees and expenses of legal counsel to the Fund and the independent trustees and for other outside assistance to help analyze the Merger from a financial perspective.

In connection with the Board's approval of the new management agreement, the Board considered that the terms of the Merger Agreement and the KFS Merger Agreement do not require any change in the Fund's investment objective or policies, the investment management or operation of the Fund, or the investment personnel managing the Fund. If, after the Merger, changes in New KFS are proposed that might materially affect its services to the Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

In evaluating the new management agreement, the Board took into account that the new management agreement for the Fund, including the terms relating to the services to be provided and the fees and expenses payable by the Fund, is on the same terms as the current management agreement. The Board noted that, in previously approving the continuation of the current management agreement, the Board had considered a number of factors, including the nature and quality of services provided by KFS; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; KFS profitability from managing the Fund; fall-out benefits to KFS from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of KFS; and the potential benefits to KFS and to the Fund and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

The Board discussed the Merger, the financial condition of Zurich and the pro forma financial statements of New KFS with the senior management of KFS and Zurich and among themselves. Zurich senior management personnel and representatives advised the Board that Zurich expects the operating cash flows from

New KFS to be more than sufficient to service debt and pay for operating and other expenses. The Board also considered that Zurich is a large, well-established company with substantial resources and, as noted above, has undertaken to devote such resources as are necessary to provide the Fund with top quality services.

As a result of its investigation and consideration of the Merger and the new management agreement, at its meeting on June 20, 1995, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board recommends that shareholders vote FOR approval of the new management agreement.

OTHER INFORMATION

KFS

KFS is a wholly owned subsidiary of Kemper Financial Companies, Inc., ("KFC"), a financial services holding company. Kemper, an insurance and financial services holding company, owns more than 99% of the voting securities of KFC. The address of KFS is 120 South LaSalle Street, Chicago, Illinois 60603. The address of KFC and Kemper is One Kemper Drive, Long Grove, Illinois 60049.

Since May 31, 1994, no trustee or nominee for election as a trustee of the Fund purchased or sold securities, or as of May 31, 1995, beneficially owned in the aggregate, more than 1% of the outstanding securities of KFC, Kemper or Zurich. As of May 31, 1995, none of the non-interested trustees, or non-interested nominees, beneficially owned any securities of KFC, Kemper or Zurich.

The investment companies to which KFS renders investment management services, and the related management fees, are identified in Exhibit B.

The names, addresses and principal occupations of the principal executive officer and the directors of KFS are as follows:

       NAME AND ADDRESS                  PRINCIPAL OCCUPATION
- ------------------------------   ------------------------------------
James R. Boris, Director         Chairman and Chief Executive
77 West Wacker Drive             Officer, Kemper Securities, Inc. and
Chicago, Illinois 60601          Executive Vice President, Kemper
David B. Mathis, Director        Chairman and Chief Executive
One Kemper Drive                 Officer, Kemper
Long Grove, Illinois 60049
John E. Neal, Director           President and Chief Operating
120 South LaSalle Street         Officer, KFS
Chicago, Illinois 60603

       NAME AND ADDRESS                  PRINCIPAL OCCUPATION
- ------------------------------   ------------------------------------
John E. Peters, Director         Senior Executive Vice President, KFS
120 South LaSalle Street
Chicago, Illinois 60603
Stephen B. Timbers, Chairman     President and Chief Operating
Chief Executive Officer and      Officer, Kemper; Chairman, Chief
Director                         Executive Officer and Chief
120 South LaSalle Street         Investment Officer, KFS
Chicago, Illinois 60603

Upon consummation of the KFS Sale, it is expected that Messrs. Mathis, Neal, Peters and Timbers and one or more senior executive officers of Zurich will become directors of KFS.

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as sub-custodian, have custody of all securities and cash of the Fund maintained in the United States. The Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Fund held outside the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC is also the Fund's transfer agent and divided-paying agent. Prior to February 1, 1995, IFTC was owned equally by KFS and DST Systems, Inc., a company that is not affiliated with KFS. On January 31, 1995, KFS and DST Systems, Inc. sold IFTC to State Street Boston Corporation. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of KFS, serves as "Shareholder Service Agent."

IFTC receives an annual fee, payable monthly as custodian for the Fund of $0.085 per $1,000 of average monthly net assets of the Fund held in custody by IFTC plus certain transaction charges and an out-of-pocket expense reimbursement. In addition, there is an annual charge of $15 for each security held in the Fund's portfolio. IFTC currently receives from the Fund as transfer agent, and pays to KSVC, annual account fees of $6 plus account set up, maintenance, and transaction charges and an out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund.

For the fiscal year ended June 30, 1994, the Fund incurred custodian and transfer agent fees to IFTC as set forth in Exhibit C. Also set forth in Exhibit C are the shareholder service fees IFTC remitted to KSVC. It is anticipated that KSVC (or its successor) will continue to provide transfer agent services after consummation of the Merger.

ADMINISTRATIVE SERVICES. Various financial services firms, such as broker-dealer firms or banks ("firms"), provide information and administrative services and facilities for their customers or clients who are shareholders of the Fund pursuant to agreements with KDI. Before February 1, 1995, KFS served as the Fund's administrator. KDI has entered into an administrative services agreement with the Fund ("administrative agreement") to provide information and administrative services to Fund shareholders. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreement, the Fund pays KDI a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of the Fund. KDI then pays each firm a service fee at an annual rate of up to .25 of 1% of net assets of those accounts in the Fund that it maintains and services. The fees are calculated monthly and payable quarterly until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, however, the administrative services fee payable to KFS is based only upon assets of the Fund in accounts for which there is a firm listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from the Funds to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Funds while this procedure is in effect will depend upon the proportion of Fund assets in accounts for which there is a firm of record. The Board may, in the future, approve basing the fee to KDI on all Fund assets or increasing the fee to .25 of 1% of average daily net assets without regard to the date of purchase.

Set forth in Exhibit D are the administrative services fees paid by the Fund to KFS (as predecessor to KDI) during the fiscal year ended June 30, 1994 and the effective rate at which the Fund paid administrative services fees during that fiscal year. It is anticipated that KDI (or its successor) will continue to provide administrative services after consummation of the Merger.

UNDERWRITER. KDI is the principal underwriter for the Fund and acts as agent in the offering of the Fund's shares. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Before February 1, 1995, KFS served as the Fund's principal underwriter. It is expected that KDI (or its successor) will continue to serve as the Fund's underwriter after consummation of the Merger.

ALLOCATION OF PORTFOLIO TRANSACTIONS. KFS is the investment manager for the Fund and KFS and its affiliates also furnish investment management services to other clients including the KFS Advised Funds, Kemper and the Kemper insurance companies. KFS is the sole shareholder of Kemper Asset Management Company and Kemper Investment Management Company Limited. These three entities share some common research and trading facilities. At times investment decisions may be made to purchase or sell the same investment securities for the

Fund and for one or more of the other clients advised by KFS. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each and so that each receives, to the extent practicable, the average price of such transactions.

National securities exchanges have established limitations governing the maximum number of options in each class that may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options the Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities available to a Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better execution for the Fund in some cases. The Board believes that the benefits of KFS' organization outweigh any limitations that may arise from simultaneous transactions.

KFS, in effecting purchases and sales of portfolio securities for the account of the Fund, implements the Fund's policy of seeking best execution of orders, which includes best net prices, except to the extent that KFS may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and KFS. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of KFS and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, KFS may give consideration to those firms that have sold or are selling shares of the Kemper Mutual Funds, as well as to those firms that provide market, statistical and other research information to the Fund and KFS. KFS is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below. The Fund may purchase instruments issued by banks that are receiving service payments or commissions; however, no preferences will be given in making such portfolio purchases. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There are normally no brokerage commissions paid for such purchases. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices.

KFS may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board the Fund could pay to a firm that provides research services to KFS a commission for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if KFS determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or KFS's overall responsibilities to a particular Fund or other clients. Not all such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of KFS and its subsidiaries. In addition, the investment management fee paid by the Fund to KFS is not reduced because KFS receives these research services.

Set forth in Exhibit C are the total brokerage commissions paid by the Fund for the fiscal year ended June 30, 1994, as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information or on the basis of sales of Kemper Mutual Fund shares.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by Kemper and Zurich, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of KFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Kemper and Zurich may retain a firm to solicit proxies on behalf of the Board and the boards of the other KFS Advised Funds; the fee for which will be borne by Kemper and Zurich. A COPY OF YOUR FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1994 AND ITS MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 120 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60603 OR BY CALLING 1-800-294-4366. THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1995 IS EXPECTED TO BE AVAILABLE ON OR BEFORE AUGUST 30, 1995.

PROPOSALS OF SHAREHOLDERS

As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for the Fund and FOR Items 2 and 3. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of Board Trustees) requires a plurality vote of the shares of the Fund. This means that the eight nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter. Item 3 (approval of new investment management agreement) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

On Item 1 and Item 2, the Fund will vote in the aggregate and not by series. On
Item 3, each series will vote separately.

The Declaration of Trust of the Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of the Fund constitutes a quorum. Thus, the meeting for the Fund could not take place on its scheduled date if less than 30% of the shares of the Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the Meeting for the Fund to permit further soliciting of proxies from shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund (or series) present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the eight nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Item 3 abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of the Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,
Philip J. Collora
Secretary

                                                                       EXHIBIT A

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this        day of          , 199 , by and between KEMPER TARGET
EQUITY FUND, a Massachusetts business trust (the "Fund"), and KEMPER FINANCIAL SERVICES, INC., a Delaware corporation (the "Adviser").

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, the shares of beneficial interest ("Shares") of which are registered under the Securities Act of 1933;

WHEREAS, the Fund is authorized to issue Shares in separate series or portfolios with each representing the interests in a separate portfolio of securities and other assets;

WHEREAS, the Fund wants to retain the Adviser under this Agreement to render investment advisory and management services to the portfolios of the Fund known as Kemper Retirement Fund Series I, Kemper Retirement Fund Series II, Kemper Retirement Fund Series III, Kemper Retirement Fund Series IV, Kemper Retirement Fund Series V, Kemper Retirement Fund Series VI (collectively the "Kemper Retirement Fund Series Portfolios") and Kemper Worldwide 2004 Fund (the "Kemper Worldwide Fund Portfolio") (the Kemper Retirement Fund Series Portfolios and the Kemper Worldwide Fund Portfolio are collectively referred to as the "Initial Portfolios"), together with any other Fund portfolios which may be established later and served by the Adviser hereunder, being herein referred to collectively as the "Portfolios" and individually referred to as a "Portfolio"; and

WHEREAS, the Adviser is willing to render such investment advisory and management services for the Initial Portfolios;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for the Initial Portfolios and other Portfolios hereunder and to manage the investment and reinvestment of the assets of each such Portfolio in accordance with the applicable investment objectives and policies and limitations, and to administer the affairs of each such Portfolio to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it; and, in connection therewith, the Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the clients of the Adviser as to which the Adviser exercises investment discretion. The Fund recognizes that all research services and research that the Adviser receives or generates are available for all clients, and that the Fund and other clients may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. It is understood and agreed that the Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

2. In the event that the Fund establishes one or more portfolios other than the Initial Portfolios with respect to which it desires to retain the Adviser to render investment advisory and management services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Fund in writing whereupon such portfolio or portfolios shall become a Portfolio or Portfolios hereunder.

3. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month, an investment management fee computed at an annual rate of .50 of 1% of the average daily net assets of each Kemper Retirement Fund Series Portfolio; and of .60 of 1% of the average daily net assets of the Kemper Worldwide Fund Portfolio. [For Kemper Retirement Fund Series Portfolios: The fee as computed above shall be computed separately for, and charged as an expense of, each Portfolio based upon the average daily net assets of such Portfolio.] [For Kemper Worldwide Fund Portfolio: The fee as computed above shall be allocated as an expense of each Portfolio based upon the relative daily net assets of such Portfolios.] For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset value of the Fund as provided in the prospectus of the Fund. The Adviser shall not be required to pay and the Fund shall assume and pay the charges and expenses of its operations, including compensation of the trustees (other than those affiliated with the Adviser), charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Fund, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of trust documents or otherwise. The Fund shall not pay or incur any obligation for any expenses for which the Fund intends to seek reimbursement from the Adviser as herein provided without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

If expenses borne by the Fund for those Portfolios which the Adviser manages in any fiscal year (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, distribution services fees, extraordinary expenses and any other expenses excludable under state securities law limitations) exceed any applicable limitation arising under state securities laws, the Adviser will reduce its fee or reimburse the Fund for any excess to the extent required by such state securities laws. If for any month the expenses of the Fund properly chargeable to the income account shall exceed 1/12 of the percentage of average net assets allowable as expenses, the payment to the Adviser for that month shall be reduced and if necessary the Adviser shall make a refund payment to the Fund so that the total net expense will not exceed such percentage. As of the end of the Fund's fiscal year, however, the foregoing computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the percentage calculated in accordance with Section 3 hereof of the average net asset value as determined as described herein throughout the fiscal year, diminished to the extent necessary so that the total of the aforementioned expense items of the Fund shall not exceed the expense limitation. The aggregate of repayments, if any, by the Adviser to the Fund for the year shall be the amount necessary to limit the said net expense to said percentage in accordance with the foregoing.

The net asset value for each Portfolio shall be calculated in accordance with the provisions of the Fund's prospectus or as the trustees may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a Portfolio shall be deemed to be the net asset value of such Portfolio as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

6. Subject to applicable statutes and regulations, it is understood that trustees, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

7. The Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

8. This Agreement shall become effective with respect to the Initial Portfolios
on the date hereof and shall remain in full force until         , 199 , unless
sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Portfolio, but only as long as such continuance is specifically approved for each Portfolio at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Portfolio, the Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any Portfolio by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio.

This Agreement may be terminated with respect to any Portfolio at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

10. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

11. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular Portfolio, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Portfolio to satisfy such claim and shall have no recourse against the assets of any other Portfolio for such purpose.

12. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of The Commonwealth of Massachusetts) the laws of the State of Illinois.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the day and year first above written.

                                           KEMPER TARGET EQUITY FUND

                                           By:

                                           Title:

ATTEST:

Title:

                                           KEMPER FINANCIAL SERVICES, INC.

                                           By:

                                      Title:

ATTEST:

Title:

                                                                       EXHIBIT B

                           FUNDS AND MANAGEMENT FEES

                                                 TOTAL NET ASSETS*    MANAGEMENT
                      FUND                          (MILLIONS)          FEE**
- ------------------------------------------------------------------    ----------
Kemper Technology Fund...........................      $   786               A
Kemper Total Return Fund.........................        2,842               A
Kemper Growth Fund...............................        2,269               A
Kemper Small Capitalization Equity Fund..........          655               F
Kemper Income and Capital Preservation Fund......          548               B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund..................        3,634               C
  2. Kemper Intermediate Municipal Bond Fund.....           13               B
Kemper Diversified Income Fund...................          768               A
Kemper High Yield Fund...........................        3,517               A
Kemper U.S. Government Securities Fund...........        4,889               C
Kemper International Fund........................          369               D
Kemper International Bond Fund...................            7               D
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income Fund......        1,139               B
  2. Kemper New York Tax-Free Income Fund........          329               B
  3. Kemper Florida Tax-Free Income Fund.........          123               B
  4. Kemper Texas Tax-Free Income Fund...........           16               B
  5. Kemper Ohio Tax-Free Income Fund............           31               B
  6. Kemper Michigan Tax-Free Income Fund........            2               B
  7. Kemper New Jersey Tax-Free Income Fund......            4               B
  8. Kemper Pennsylvania Tax-Free Income Fund....            2               B
Kemper Portfolios
  1. Kemper Cash Reserves Fund...................          214               E
  2. Kemper U.S. Mortgage Fund...................        3,652               B
  3. Kemper Short-Intermediate Government Fund...          250               B
Kemper Adjustable Rate U.S. Government Fund......          150               B
Kemper Blue Chip Fund............................          155               A
Kemper Global Income Fund........................          172               D
Kemper Money Market Fund.........................                            G
  1. Money Market Portfolio......................        3,998
  2. Government Securities Portfolio.............          586
  3. Tax-Exempt Portfolio........................          738
Cash Equivalent Fund
  1. Money Market Portfolio......................        3,451               H
  2. Government Securities Portfolio.............        1,687               H
Cash Equivalent Fund
  1. Tax-Exempt Portfolio........................        1,020               H
Tax-Exempt California Money Market Fund..........           94               H
Cash Account Trust...............................                            H
  1. Money Market Portfolio......................          397
  2. Government Securities Portfolio.............          150
  3. Tax-Exempt Portfolio........................           70
Investors Cash Trust
  1. Government Securities Portfolio.............          197           0.15%
  2. Treasury Portfolio..........................           67           0.15%

                                                 TOTAL NET ASSETS*    MANAGEMENT
                      FUND                          (MILLIONS)          FEE**
- ------------------------------------------------------------------    ----------
Tax-Exempt New York Money Market Fund............           15               H
Kemper High Income Trust.........................          200           0.85%
Kemper Intermediate Government Trust.............          278           0.80%
Kemper Municipal Income Trust....................          672           0.55%
Kemper Multi-Market Income Trust.................          215           0.85%
Kemper Strategic Municipal Income Trust..........          126           0.60%
The Growth Fund of Spain, Inc. ..................          221           1.00%
Kemper Strategic Income Fund.....................           45           0.85%
Kemper Investors Fund
  1. Money Market Portfolio......................           65           0.50%
  2. Total Return Portfolio......................          626           0.55%
  3. High Yield Portfolio........................          265           0.60%
  4. Equity Portfolio............................          336           0.60%
  5. Government Securities Portfolio.............           96           0.55%
  6. International Portfolio.....................          125           0.75%
  7. Small Capitalization Equity Portfolio.......           18           0.65%
Kemper Target Equity Fund
  1. Kemper Retirement Fund Series I.............          105           0.50%
  2. Kemper Retirement Fund Series II ...........          172           0.50%
  3. Kemper Retirement Fund Series III ..........          123           0.50%
  4. Kemper Retirement Fund Series IV ...........          151           0.50%
  5. Kemper Retirement Fund Series V.............          134           0.50%
  6. Kemper Retirement Fund Series VI............            3           0.50%
  7. Kemper Worldwide 2004 Fund..................           30           0.60%
Sterling Funds
  1. Equity Fund.................................            0               I
  2. Total Return Fund...........................            0               I
  3. U.S. Government Securities Fund.............            0               J
  4. Municipal Bond Fund.........................            0               J
  5. Government Money Market Fund................            0               K
Amway Mutual Fund, Inc.***.......................           63           0.45%

- ---------------
  * Total Net Assets, in millions, as of May 31, 1995.

 ** Scheduled annual management fees payable to KFS as a percentage of average daily net assets.

*** KFS serves as sub-adviser.

(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.

(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. KFS is currently waiving its management fee for Kemper Intermediate Municipal Bond Fund, Kemper Michigan Tax-Free Income Fund, Kemper New Jersey Tax-Free Income Fund and Kemper Pennsylvania Tax-Free Income Fund.

(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.

(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.

(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index which may result in a total fee ranging from .35 of 1% to .95 of 1%.

(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on the identified series in the aggregate).

(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (on the identified series in the aggregate).

(I) .80% of the first $250 million; .79% of the next $750 million; .77% of the next $1.5 billion; .75% thereafter.

(J) .65% of the first $250 million; .64% of the next $750 million; .62% of the next $1.5 billion; .60% thereafter.

(K) .50% of the first $250 million; .49% of the next $750 million; .47% of the next $1.5 billion; .45% thereafter.

                                                                       EXHIBIT C

                               FEES AND EXPENSES

                                                                  KTEF(C)
                                      ---------------------------------------------------------------
                                       KRF-I      KRF-II    KRF-III    KRF-IV     KRF-V(A)    KWF4(B)
                                      --------    -------   -------   ---------   ---------   -------
Fiscal Year End.....................   6/30/94    6/30/94   6/30/94     6/30/94     6/30/94   6/30/94
Management Fees Paid
 to KFS.............................  $593,000    984,000   703,000     730,000     117,000    3,000
Effective Management
 Fee Rate...........................       .50%       .50       .50         .50         .50      .60
Custodian, Transfer Agent Fees Paid
 by Fund
 to IFTC............................  $134,000    213,000   168,000     206,000      96,000        0
Shareholder Service Fees Paid by
 IFTC to KSVC.......................  $103,000    175,000   134,000     165,000      79,000        0
Administrative Services Fees Paid by
 Fund to KFS........................  $283,000    473,000   343,000     338,000      48,000        0
Maximum Administrative Service Fee
 Rate
 Payable............................       .25%       .25       .25         .25         .25      .25
Effective Administrative Service Fee
 Rate...............................       .24%       .24       .24         .23         .21        0
Commissions Retained
 by KFS.............................  $      0          0         0      72,000     344,000   27,000
Commissions Allowed to Affiliates of
 KFS................................  $      0          0         0   1,076,000     381,000   90,000
Brokerage Commissions Paid by
 Fund...............................  $223,000    285,000   209,000     218,000      53,000    8,000
Percent of Brokerage Commissions
 Paid by Fund Allocated on Basis of
 Research/Sales.....................        96%        96        96          96          94      100

- ---------------
(a) For the period from November 15, 1993 (commencement of operations) to June 30, 1994.

(b) For the period from May 3, 1994 (commencement of operations) to June 30,
    1994.

(c) Commencing May 1, 1995, KRF-VI began offering shares. The Fund's first year-end will be June 30, 1995.

                Thank you for mailing your proxy card promptly!
                 We appreciate your continuing support and look forward to serving your future investment needs.

    KEMPER TARGET EQUITY FUND
       KEMPER RETIREMENT FUND SERIES I
     KEMPER RETIREMENT FUND SERIES II
     KEMPER RETIREMENT FUND SERIES III
     KEMPER RETIREMENT FUND SERIES IV
     KEMPER RETIREMENT FUND SERIES V
     KEMPER RETIREMENT FUND SERIES VI
     KEMPER WORLDWIDE 2004 FUND

Printed on recycled paper

                                                                            For              Withhold        For All
1.   To elect the following as trustees:                                    All                All           Except
                                                                            / /                / /             / /

     01) James B. Akins, 02) Arthur R. Gottschalk, 03) Frederick T. Kelsey,
     04) David B. Mathis,  05) Fred B. Renwick, 06) Stephen B. Timbers,
     07) John B. Tingleoff, 08) John G. Weithers


     ---------------------------------------------------------------------------------------------------------
     To withhold authority to vote on any individual nominee(s), please print the number(s) on the line above.


2.   Ratify or reject the selection of                                      For              Against         Abstain
                                                                            / /                / /             / /
     Ernst & Young LLP as the Fund's independent auditors for
     the current fiscal year.

3.   Approve or disapprove a new investment management agreement            / /                / /             / /
     with Kemper Financial Services, Inc. or its successor on
     the same terms as the current agreement.

     Signature(s) (All registered owners of accounts shown to the left must sign.  If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
- ----------------------------------------------------------------------------------------
Signature                                                                Date

X
- ----------------------------------------------------------------------------------------
Signature                                                                Date



PLEASE VOTE TODAY!


                            PLEASE VOTE PROMPTLY!


Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with Kemper. These are not duplicates: you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Stephen B. Timbers and Arthur R . Gottschalk, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held September 19, 1995, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the Proposals set forth on this proxy.

The proxy is solicited by the Board of the Fund which recommends a vote "FOR" all matters.